Exhibit (a)(1)(xv)

THIS DOCUMENT IS IMPORTANT AND REQUIRES
YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO NPDV ACQUISITION CORP. OR THE TRANSFEREE.

AMENDED AND RESTATED
NOTICE OF GUARANTEED DELIVERY

for

Tender of Shares of Common Stock

of

Five Star Products, Inc.

to

NPDV Acquisition Corp.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, AUGUST 26, 2008, UNLESS THE OFFER IS EXTENDED.

This amended and restated Notice of Guaranteed Delivery (the “Notice of Guaranteed Delivery”), or a form substantially equivalent to this form (or a facsimile hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates representing shares of Common Stock, par value $.01 per share (the “Shares”), of Five Star Products, Inc., a Delaware corporation (“Five Star”), are not immediately available, (ii) the procedure for Book-Entry transfer cannot be completed on a timely basis or (iii) time will not permit certificates representing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under “THE TENDER OFFER — Section 3. Procedure for Tendering Shares” in the Offer to Purchase.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

If delivering by mail:	If delivering by hand or by courier:
Computershare Trust Company, N.A. Attn: Corporate Actions PO Box 43014 Providence, RI 02940-3014 Customer Service: (800) 546-5141	Computershare Trust Company, N.A. Attn: Corporate Action 250 Royall Street Canton, MA 02021 Customer Service: (800) 546-5141

BY FACSIMILE TRANSMISSION:
(FOR ELIGIBLE INSTITUTIONS ONLY)

(617) 360-6810

Confirm Facsimile Transmission by Telephone Only:

(781) 575-2332

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to NPDV Acquisition Corp., Inc., a Delaware corporation (“NPDV Acquisition Corp.”), upon the terms and subject to the conditions set forth in the amended and restated Offer to Purchase, dated August 18, 2008 (the “Offer to Purchase”) and the related Letter of Transmittal (which, together with the Offer to Purchase, each as may be amended or supplemented from time to time, collectively constitute the “Offer”), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in “THE TENDER OFFER — Section 3. Procedure for Tendering Shares” in the Offer to Purchase.

Signature(s):

Name(s) of Record Holder(s):

Please Print or Type Number of Shares:

Certificate Number(s) (If Available):

Dated

Address(es)
(Include Zip Code)

Area Code and Telephone Number(s):

Taxpayer Identification or Social Security Number:

Check box if Shares will be tendered by Book-Entry Transfer: ☐

Account Number:

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THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an ‘Eligible Guarantor Institution’ as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) ‘own(s)’ the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (‘Rule 14e-4’), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Share tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Share into the Depositary’s accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent’s Message (as defined in the Offer to Purchase), and any other required documents, within three New York Stock Exchange, Inc. trading days after the date hereof.

NAME OF FIRM

ADDRESS

ZIP CODE

AREA CODE AND TELEPHONE NUMBER

AUTHORIZED SIGNATURE

Name:
PLEASE PRINT OR TYPE

Title:

Date:                    , 2008

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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